UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2011
AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-14795	Not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Boyle Building, 2nd Floor 31 Queen Street Hamilton, Bermuda	HM 11

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 296-8560
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On November 2, 2011, the Registrant issued a press release reporting its financial results for the quarter ended September 30, 2011.
A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Press Release of American Safety Insurance Holdings, Ltd. issued November 2, 2011 announcing financial results for the quarter ended September 30, 2011.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
Registrant

Date: November 2, 2011	By:	/s/ Stephen R. Crim Stephen R. Crim
President/CEO